LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

$335,369,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-9XS SENIOR/SUBORDINATE CERTIFICATES
			To 10% Call
	Approx. Size ($) (1)	Coupon / Margin (2)	Est. WAL (3) (yrs.)	Est. Payment Window (3)	Expected Initial C/E (4) (%)	Legal Final Maturity	Expected Ratings (Moody’s/S&P) (5)

Class
A1(6)(7) (8)	[172,703,000]	LIBOR + [0.12%]	1.25	06/05-01/08	5.50%	May 25, 2035	[Aaa/AAA]
A2(7)	[25,046,000]	[4.88%]	3.00	01/08-10/08	5.50%	May 25, 2035	[Aaa/AAA]
A3(7)	[88,992,000]	[5.36%]	5.87	10/08-09/13	5.50%	May 25, 2035	[Aaa/AAA]
A4(7) (9)	[31,860,000]	[5.04%]	6.41	06/08-09/13	5.50%	May 25, 2035	[Aaa/AAA]
M1(6)(7)	[10,899,000]	LIBOR + [0.45%]	5.46	06/08-09/13	2.25%	May 25, 2035	[TBD]
M2(6) (7)	[3,354,000]	LIBOR + [0.65%]	5.39	06/08-09/13	1.25%	May 25, 2035	[TBD]
M3(6) (7)	[2,515,000]	LIBOR + [1.35%]	4.65	06/08-06/12	0.50%	May 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2, and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the April 1, 2005 collateral balance (as shown on pages 16-25) rolled forward to May 1, 2005 at the pricing speed of 120% PPC.  The actual bond sizes will be based on the May 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than the Class A1 Certificates) will increase by 0.50%; the margin for each Class of Subordinate Certificates will increase to 1.50%  times its original margin; and the margin for the Class A1 Certificates will double, in each case subject to the applicable Net Funds Cap.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 8% CPR in month one, increase by approximately 1.09% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 50 basis points, and will be supplemented by initial excess spread of approximately [2.83%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will not be applied to the Class A1, Class M1, Class M2 and Class M3 Certificates (i.e., the Class A1, Class M1, Class M2 and Class M3 Certificates will settle flat).

(7)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates; Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

An Interest Rate Cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls but not credit losses on the mortgage loans.  The thirty month Interest Rate Cap will have a strike rate of [4.00%] for the first eighteen months and a strike rate of [6.00%] for the next twelve months.  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class A4 Certificates are non-accelerating Senior Certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

			To Maturity
Class	Approx. Size ($) (1)	Coupon / Margin (2)	Est. WAL (3) (yrs.)	Est. Payment Window (3)	Initial C/E (4) (%)	Legal Final Maturity	Ratings (Moody’s/S&P) (5)
A1(6)(7) (8)	[172,703,000]	LIBOR + [0.12%]	1.25	06/05-01/08	5.50%	May 25, 2035	[Aaa/AAA]
A2(7)	[25,046,000]	[4.88%]	3.00	01/08-10/08	5.50%	May 25, 2035	[Aaa/AAA]
A3(7)	[88,992,000]	[5.36%]	6.81	10/08-05/24	5.50%	May 25, 2035	[Aaa/AAA]
A4(7) (9)	[31,860,000]	[5.04%]	6.57	06/08-03/24	5.50%	May 25, 2035	[Aaa/AAA]
M1(6) (7)	[10,899,000]	LIBOR + [0.45%]	5.80	06/08-06/17	2.25%	May 25, 2035	[TBD]
M2(6) (7)	[3,354,000]	LIBOR + [0.65%]	5.42	06/08-06/14	1.25%	May 25, 2035	[TBD]
M3(6) (7)	[2,515,000]	LIBOR + [1.35%]	4.65	06/08-06/12	0.50%	May 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2, and M3 Certificates are not being offered herein.

(1)

Bond sizes are based on the April 1, 2005 collateral balance (as shown on pages 16-25) rolled forward to May 1, 2005 at the pricing speed of 120% PPC.  The actual bond sizes will be based on the May 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in aggregate.

(2)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the interest rate for each Class A Certificate (other than the Class A1 Certificates) will increase by 0.50%; the margin for each Class of Subordinate Certificates will increase to 1.50% times its original margin; and the margin for the Class A1 Certificates will double, in each case subject to the applicable Net Funds Cap.

(3)

The Certificates will be priced assuming 120% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 8% CPR in month one, increase by approximately 1.09% each month to 20% CPR in month 12 and remain at 20% CPR thereafter.

(4)

The expected initial credit enhancement percentage includes the target overcollateralization of 50 basis points, and will be supplemented by initial excess spread of approximately [2.83%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(5)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(6)

Accrued interest will not be applied to the Class A1, Class M1, Class M2 and Class M3 Certificates (i.e., the Class A1, Class M1, Class M2 and Class M3 Certificates will settle flat).

(7)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates; Classes M1, M2, and M3 are the Subordinate Certificates.

(8)

An Interest Rate Cap will be purchased for the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls but not credit losses on the mortgage loans.  The thirty month Interest Rate Cap will have a strike rate of [4.00%] for the first eighteen months and a strike rate of [6.00%] for the next twelve months.  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(9)

The Class A4 Certificates are non-accelerating Senior Certificates.

Principal Payment Priorities:

A1 [Aaa/AAA] L + [ 0.12%]		Principal will be paid concurrently to:
1. To the Class A4 Certificates, the Class A4 Priority Amount; and

2. Class A1, A2 and A3 Certificates (sequentially)

A2	A4	Class A4 is a senior non-accelerating class subject to a lock-out period of 36 months with respect to scheduled and unscheduled Principal Payments.
[Aaa/AAA]	[Aaa/AAA]
[4.88%]	[5.04%]

A3 [Aaa/AAA] [5.36%]

For the first 36 months or when a Trigger Event is in effect the Class M1, M2, and M3 Certificates will not receive payments of principal
M1
[TBD]
L + [0.45%]
M2
[TBD]
L + [0.65%]
M3
[TBD]
L + [1.35%]

Class A1 Discount Margin Table (Discount Margins are expressed in basis points) (To Call)

	75PPC		90PPC		100PPC		120PPC		150PPC		175PPC		200PPC
Price	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration	DM	Duration
99.921875	16	1.89	17	1.60	17	1.44	18	1.21	20	0.98	21	0.84	22	0.74
99.937500	15		16		16		17		18		19		20
99.953125	14		15		15		16		17		17		18
99.968750	14		14		14		15		15		16		16
99.984375	13		13		13		13		14		14		14
100.000000	12	1.90	12	1.60	12	1.44	12	1.22	12	0.98	12	0.84	12	0.74
100.015625	11		11		11		11		10		10		10
100.031250	10		10		10		9		9		8		8
100.046875	10		9		9		8		7		7		6
100.062500	9		8		8		7		6		5		4
100.078125	8	1.90	7	1.60	7	1.45	6	1.22	4	0.98	3	0.84	2	0.74
WAL to Call	1.982		1.657		1.494		1.250		1.003		0.859		0.750
WAL to Maturity	1.982		1.657		1.494		1.250		1.003		0.859		0.750
First Pay	6/25/2005		6/25/2005		6/25/2005		6/25/2005		6/25/2005		6/25/2005		6/25/2005
Last Pay	11/25/2009		1/25/2009		8/25/2008		1/25/2008		7/25/2007		3/25/2007		12/25/2006

   Class A2 Yield Table (Yields are expressed in %)   (To Call)

	75PPC		90PPC		100PPC		120PPC		150PPC		175PPC		200PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99.6875	4.92	4.40	4.92	3.69	4.92	3.32	4.92	2.73	4.92	2.16	4.92	1.84	4.91	1.60
99.7500	4.91		4.91		4.90		4.90		4.89		4.88		4.87
99.8125	4.90		4.89		4.88		4.87		4.86		4.85		4.84
99.8750	4.88		4.87		4.87		4.85		4.83		4.81		4.80
99.9375	4.87		4.86		4.85		4.83		4.80		4.78		4.76
100.0000	4.85	4.41	4.84	3.69	4.83	3.32	4.81	2.73	4.77	2.16	4.75	1.84	4.72	1.60
100.0625	4.84		4.82		4.81		4.78		4.74		4.71		4.68
100.1250	4.82		4.80		4.79		4.76		4.72		4.68		4.64
100.1875	4.81		4.79		4.77		4.74		4.69		4.65		4.60
100.2500	4.80		4.77		4.75		4.71		4.66		4.61		4.56
100.3125	4.78	4.41	4.75	3.69	4.73	3.32	4.69	2.73	4.63	2.17	4.58	1.85	4.52	1.60
WAL to Call	5.090		4.173		3.713		3.000		2.341		1.978		1.702
WAL to Maturity	5.090		4.173		3.713		3.000		2.341		1.978		1.702
First Pay	11/25/2009		1/25/2009		8/25/2008		1/25/2008		7/25/2007		3/25/2007		12/25/2006
Last Pay	3/25/2011		2/25/2010		7/25/2009		10/25/2008		12/25/2007		7/25/2007		4/25/2007

Class A3 Yield Table (Yields are expressed in %)    (To Call)

	75PPC		90PPC		100PPC		120PPC		150PPC		175PPC		200PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99.6875	5.41	7.62	5.41	6.51	5.41	5.88	5.41	4.85	5.40	3.75	5.40	3.09	5.40	2.59
99.7500	5.40		5.40		5.40		5.40		5.39		5.38		5.37
99.8125	5.40		5.39		5.39		5.38		5.37		5.36		5.35
99.8750	5.39		5.38		5.38		5.37		5.35		5.34		5.32
99.9375	5.38		5.37		5.37		5.36		5.34		5.32		5.30
100.0000	5.37	7.63	5.36	6.52	5.36	5.89	5.34	4.85	5.32	3.75	5.30	3.09	5.28	2.59
100.0625	5.36		5.35		5.35		5.33		5.30		5.28		5.25
100.1250	5.36		5.34		5.34		5.32		5.29		5.26		5.23
100.1875	5.35		5.33		5.33		5.31		5.27		5.24		5.20
100.2500	5.34		5.33		5.31		5.29		5.26		5.22		5.18
100.3125	5.33	7.63	5.32	6.52	5.30	5.89	5.28	4.86	5.24	3.76	5.20	3.10	5.16	2.59
WAL to Call	10.308		8.415		7.417		5.867		4.354		3.505		2.878
WAL to Maturity	11.696		9.649		8.547		6.807		4.930		3.794		2.906
First Pay	3/25/2011		2/25/2010		7/25/2009		10/25/2008		12/25/2007		7/25/2007		4/25/2007
Last Pay	7/25/2018		7/25/2016		6/25/2015		9/25/2013		12/25/2011		11/25/2010		1/25/2010

Class A4 Yield Table (Yields are expressed in %)    (To Call)

	75PPC		90PPC		100PPC		120PPC		150PPC		175PPC		200PPC
Price	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration	Yield	Duration
99.6875	5.09	5.97	5.09	5.72	5.09	5.58	5.09	5.30	5.09	4.81	5.08	4.35	5.08	3.91
99.7500	5.08		5.08		5.08		5.07		5.07		5.07		5.07
99.8125	5.07		5.06		5.06		5.06		5.06		5.06		5.05
99.8750	5.06		5.05		5.05		5.05		5.05		5.04		5.04
99.9375	5.05		5.04		5.04		5.04		5.03		5.03		5.02
100.0000	5.03	5.98	5.03	5.73	5.03	5.58	5.03	5.31	5.02	4.81	5.01	4.35	5.00	3.91
100.0625	5.02		5.02		5.02		5.02		5.01		5.00		4.99
100.1250	5.01		5.01		5.01		5.00		4.99		4.98		4.97
100.1875	5.00		5.00		5.00		4.99		4.98		4.97		4.96
100.2500	4.99		4.99		4.99		4.98		4.97		4.96		4.94
100.3125	4.98	5.98	4.98	5.73	4.97	5.59	4.97	5.31	4.96	4.81	4.94	4.35	4.92	3.91
WAL to Call	7.437		7.043		6.819		6.405		5.683		5.049		4.471
WAL to Maturity	7.469		7.095		6.893		6.570		6.255		6.089		5.984
First Pay	6/25/2008		6/25/2008		6/25/2008		6/25/2008		7/25/2008		8/25/2008		9/25/2008
Last Pay	7/25/2018		7/25/2016		6/25/2015		9/25/2013		12/25/2011		11/25/2010		1/25/2010

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

(I)

Concurrently as follows:

i.

To the Class A4 Certificates, the Class A4 Priority Amount; and

ii.

Sequentially, to the Class A1, A2 and A3 Certificates, until reduced to zero; and

(II)

Sequentially, to the Class M1, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (I) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (II) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 0.35% of the Cut-Off Date Balance.

The “Class A4 Priority Amount” for determining distributions of principal to the Class A4 Certificates for any Distribution Date will be equal to the lesser of (i) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date and (ii) the product of (x) the Senior Principal Distribution Amount, (y) the Class A4 Percentage and (z) the Class A4 Shift Percentage; provided, however, if prior to such Distribution Date the aggregate Class Principal Amounts of the Class A1, A2 and A3 Certificates have been reduced to zero, the Class A4 Priority Amount will equal 100% of the Senior Principal Distribution Amount.

The “Class A4 Percentage” for any Distribution Date will be equal to the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the Class Principal Amount of the Class A4 Certificates immediately prior to such Distribution Date by (y) the aggregate Class Principal Amount of the Class A Certificates immediately prior to such Distribution Date.

The “Class A4 Shift Percentage” for any Distribution Date occurring prior to the 37th Distribution Date (i.e., June 2008) will be 0%; for the 37th through 60th Distribution Dates, 45%; for the 61st through 72nd Distribution Dates, 80%; for the 73rd through 84th Distribution Dates, 100%; and thereafter, 300%.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) a portion of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee which have not been reimbursed from the Interest Remittance Amount, but subject to an annual ceiling limitation set forth in the trust agreement.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [89.00%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) approximately 0.35% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Interest Payment Priority

The Interest Rates for Classes A1, A2, A3, A4, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the applicable Net Funds Cap (as defined herein).  Interest for the Class A2, A3 and A4 Certificates will be calculated on a 30/360 basis.  Interest for the Class A1, M1, M2 and M3 Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A2, A3 and A4 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class A1, M1, M2 and M3 Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The interest remittance amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees including the Servicing Fee and to reimburse the Servicer or Master Servicer for any advances;

(2)

To pay Current Interest and then to pay Carryforward Interest to the Class A1, A2, A3 and A4 Certificates on a prorata basis;

(3)

To pay Current Interest and then to pay Carryforward Interest to Classes M1, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

To pay to the Class A1, A2, A3 and A4 Certificates on a prorata basis any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to the Class M1, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Pro rata, to the Class A Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, and M3 Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  The thirty month Interest Rate Cap will have a strike rate of [4.00%] for the first eighteen months and a strike rate of [6.00%] for the next twelve months.  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	$172,703,000.00
2	167,961,481.08
3	163,035,719.35
4	158,347,833.72
5	153,585,623.37
6	148,570,766.52
7	143,493,999.32
8	138,358,476.64
9	133,168,014.78
10	127,927,320.80
11	122,640,012.44
12	117,399,218.60
13	112,252,957.53
14	107,199,537.63
15	102,237,297.42
16	97,364,604.97
17	92,579,857.43
18	87,881,480.47
19	83,267,927.80
20	78,737,680.65
21	74,289,247.31
22	69,921,162.64
23	65,631,987.56
24	61,420,308.66
25	57,284,737.68
26	53,223,911.11
27	49,236,489.72
28	45,321,158.13
29	41,476,624.41
30	37,701,619.64

On each Payment Date, the cap provider will make payments equal to the product of (a) the lesser of the maximum rate of payment and the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates.  Payments received under the Interest Rate Cap will only be available to benefit the Class A1 Certificates or, in certain cases, the Class X Certificates.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class A1, M1, M2 and M3 Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the other classes of Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A Certificates (pro-rata).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A1 Certificates) will increase by 0.50%, the margin for each Class of Subordinate Certificates will increase to 1.50% times its original margin, and the margin on the Class A1 Certificate will double, in each case subject to the applicable Net Funds Cap.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora Loan Services, LLC. (70.11%) and Wells Fargo Home Mortgage (12.92%). 70.68% of the Mortgage Loans are serviced by Aurora Loan Services, LLC.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates (pro-rata) have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

The “Overcollateralization Target” for any Distribution Date (i) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, is equal to approximately 0.50% of the Cut-Off Date Balance and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, is equal to 1.00% of the Pool Balance for such Distribution Date, subject to a floor of 0.35% of the Cut-off Date Balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [45%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
June 2008 through May 2009	[0.75%]
June 2009 through May 2010	[1.25%]
June 2010 through May 2011	[1.50%]
June 2011 and thereafter	[1.65%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Other Considerations

This term sheet solely describes one group of senior certificates and its related fixed rate mortgage pool in the 2005-9XS securitization; however, such securitization transaction will also involve a second group of senior certificates and its related mortgage pool of hybrid adjustable rate mortgage loans.  Payments of principal and interest on each group of senior certificates will be based primarily on collections from its related mortgage pool; however, if the aggregate principal amount of one group of senior certificates has been reduced to zero, collections from the unrelated group of mortgage loans will be available to pay interest and principal on the remaining group of senior certificates before any such distributions are made to the subordinate classes of certificates.  Likewise, any excess interest generated by either mortgage pool will be available to pay principal on the senior certificates of either group (on a pro rata basis) in order to achieve overcollateralization targets (which are determined on an aggregate rather than pool-by-pool basis).  Distributions of principal and interest on the subordinate classes of certificates (Class M1, M2 and M3) will be based on collections from both mortgage pools.  Realized losses on the mortgage loans of either pool, to the extent not absorbed by excess interest and overcollateralization, will be applied against the subordinate certificates in inverse order of priority until such classes are reduced to zero, and then against the senior certificates of both groups (on a pro rata basis).

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	Vanessa Farnsworth	(212) 526-8320

MBS Structuring	Sei-Hyong Park	(212) 526-0203

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

MBS Syndicate	Daniel Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Summary of Terms
Issuer:	Structured Asset Securities Corporation 2005-9XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank, N.A.
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day
Cut-Off Date:	May 1, 2005
Statistical Cut-Off Date:	April 1, 2005
Expected Closing Date:	May 31, 2005
Expected Settlement Date:	May 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	24 day delay – All Classes (except for Class A1, M1, M2 and M3 Certificates, which will have a zero day delay)
First Distribution Date:	June 27, 2005
Day Count:	30/360 for all classes (except for the Class A1, M1, M2 and M3 Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	All classes, other than the Class M2 and M3 Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

SASCO 2005-9XS Collateral Summary for Pool 1*
Total Number of Loans	1,694	Occupancy Status
Total Outstanding Loan Balance	$339,979,477	Primary Home	64.5%
Average Loan Principal Balance	$200,696	Investment	31.8%
Prepayment Penalty	28.98%	Second Home	3.7%
Weighted Average Coupon	6.879%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	354	Geographic Distribution
Weighted Average Loan Age (mo.)	4	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	74.84%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	1.23%	CA	21.3%
Non-Zero Weighted Average FICO	699	TX	10.9%
		NY	10.4%
Prepayment Penalty (years)		FL	7.2%
None	71.0%
0.001 - 1.000	1.5%	Lien Position
1.001 – 2.000	0.1%	First	100.0%
2.001 - 3.000	26.8%
4.001 - 5.000	0.6%
>= 5.001	0.1%

*    The Mortgage Loan collateral tables shown have a cut-off date of April 1, 2005.

Collateral Characteristics for Pool 1
Collateral characteristics are listed below as of the Statistical cut-off date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	68	$2,657,574.76	0.78%
50,000.01 - 100,000.00	451	33,623,012.15	9.89
100,000.01 - 150,000.00	371	45,490,797.23	13.38
150,000.01 - 200,000.00	218	38,275,024.91	11.26
200,000.01 - 250,000.00	130	29,128,612.81	8.57
250,000.01 - 300,000.00	105	28,694,727.04	8.44
300,000.01 - 350,000.00	50	16,274,604.26	4.79
350,000.01 - 400,000.00	108	40,728,197.64	11.98
400,000.01 - 450,000.00	55	23,470,923.36	6.90
450,000.01 - 500,000.00	43	20,506,532.63	6.03
500,000.01 - 550,000.00	33	17,410,015.44	5.12
550,000.01 - 600,000.00	23	13,331,862.38	3.92
600,000.01 - 650,000.00	20	12,662,834.08	3.72
650,000.01 - 700,000.00	1	682,250.00	0.20
700,000.01 - 750,000.00	2	1,459,395.11	0.43
750,000.01 - 800,000.00	2	1,563,560.79	0.46
800,000.01 - 850,000.00	3	2,513,478.88	0.74
850,000.01 - 900,000.00	1	884,506.25	0.26
900,000.01 - 950,000.00	2	1,894,537.82	0.56
950,000.01 - 1,000,000.00	5	4,887,433.70	1.44
1,000,000.01 - 1,250,000.00	2	2,450,000.00	0.72
1,250,000.01 - 1,500,000.00	1	1,389,596.28	0.41
Total:	1,694	$339,979,477.52	100.00%

Minimum:

$ 21,000

Maximum:

$ 1,389,596

Average:

$ 200,696

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.50001 - 5.00000	1	$202,511.15	0.06%
5.00001 - 5.50000	96	27,634,784.45	8.13
5.50001 - 6.00000	17	3,958,405.73	1.16
6.00001 - 6.50000	114	47,047,286.78	13.84
6.50001 - 7.00000	773	159,000,967.00	46.77
7.00001 - 7.50000	323	49,086,263.06	14.44
7.50001 - 8.00000	177	27,786,982.83	8.17
8.00001 - 8.50000	89	11,236,359.50	3.31
8.50001 - 9.00000	81	10,458,869.83	3.08
9.00001 - 9.50000	10	1,866,044.90	0.55
9.50001 - 10.00000	6	1,374,724.50	0.40
10.00001 - 10.50000	2	103,073.98	0.03
10.50001 - 11.00000	2	64,436.88	0.02
11.00001 - 11.50000	1	61,450.92	0.02
11.50001 - 12.00000	1	58,030.29	0.02
12.00001 - 12.50000	1	39,285.72	0.01
Total:	1,694	$339,979,477.52	100.00%

Minimum:

5.000%

Maximum:

12.100%

Weighted Average:

6.879%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
171 - 180	21	$2,684,800.32	0.79%
181 - 240	15	1,930,062.96	0.57
241 - 300	1	82,488.95	0.02
301 - 360	1,657	335,282,125.29	98.62
Total:	1,694	$339,979,477.52	100.00%
Minimum: 180 Maximum: 360 Weighted Average: 358
Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	23	$2,796,404.38	0.82%
181 - 240	15	1,930,062.96	0.57
241 - 360	1,656	335,253,010.18	98.61
Total:	1,694	$339,979,477.52	100.00%
Minimum: 89 Maximum: 360 Weighted Average: 354

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	5	$289,958.27	0.09%
20.001 - 30.000	9	2,900,171.78	0.85
30.001 - 40.000	18	4,698,650.11	1.38
40.001 - 50.000	33	11,066,616.13	3.26
50.001 - 60.000	68	19,538,898.89	5.75
60.001 - 70.000	158	43,856,378.92	12.90
70.001 - 80.000	1,269	230,044,082.40	67.66
80.001 - 90.000	91	18,548,132.86	5.46
90.001 - 100.000	39	8,764,796.70	2.58
100.001 - 110.000	4	271,791.46	0.08
Total:	1,694	$339,979,477.52	100.00%
Non-Zero Minimum: 13.680% Maximum: 104.830% Non-Zero Weighted Average: 74.839%

(1)  These loans have a current Loan-to-Value Ratio of less than 100%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date*

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	13	$2,666,618.93	0.78%
461 - 480	2	914,754.34	0.27
481 - 500	2	235,625.61	0.07
501 - 520	2	158,538.32	0.05
521 - 540	3	470,762.82	0.14
541 - 560	2	347,483.31	0.10
561 - 580	4	1,234,912.42	0.36
581 - 600	13	4,405,704.87	1.30
601 - 620	20	4,904,004.62	1.44
621 - 640	105	27,824,358.47	8.18
641 - 660	143	34,684,762.35	10.20
661 - 680	217	50,785,336.09	14.94
681 - 700	315	71,643,735.35	21.07
701 - 720	185	28,863,382.11	8.49
721 - 740	187	30,987,649.82	9.11
741 - 760	180	31,775,801.29	9.35
761 - 780	164	27,141,698.00	7.98
781 - 800	87	12,018,170.56	3.53
801 - 820	50	8,916,178.24	2.62
Total:	1,694	$339,979,477.52	100.00%
Non-Zero Minimum: 473 Maximum: 817 Non-Zero Weighted Average: 699

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date*

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,143	$191,419,281.38	56.30%
Cash Out Refinance	412	110,960,177.85	32.64
Rate/Term Refinance	139	37,600,018.29	11.06
Total:	1,694	$339,979,477.52	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	1,038	$216,635,238.91	63.72%
2-4 Family	340	62,757,514.86	18.46
PUD	209	42,244,570.62	12.43
Condo	101	17,148,366.85	5.04
Coop	3	820,486.28	0.24
Manufactured Housing	2	220,300.00	0.06
Unknown	1	153,000.00	0.05
Total:	1,694	$339,979,477.52	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date*

States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	196	$72,382,024.51	21.29%
TX	292	37,154,704.27	10.93
NY	107	35,262,672.34	10.37
FL	121	24,473,112.84	7.20
NJ	59	13,642,639.83	4.01
MA	40	11,344,114.82	3.34
MD	55	10,967,093.66	3.23
VA	44	9,249,236.34	2.72
IL	52	9,113,809.67	2.68
AZ	65	8,993,066.03	2.65
Other	663	107,397,003.21	31.59
Total:	1,694	$339,979,477.52	100.00%

Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0	1,197	$239,661,794.05	70.49%
60	5	1,441,698.11	0.42
120	492	98,875,985.36	29.08
Total:	1,694	$339,979,477.52	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Balloon	1	$39,285.72	0.01%
Fully Amortizing	1,693	339,940,191.80	99.99
Total:	1,694	$339,979,477.52	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date*

Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	1,123	$241,455,632.40	71.02%
0.333	4	1,984,150.00	0.58
0.500	11	1,899,604.24	0.56
0.667	1	358,607.06	0.11
1.000	5	956,095.58	0.28
2.000	1	172,000.00	0.05
3.000	539	90,986,060.16	26.76
5.000	6	1,975,999.16	0.58
8.167	4	191,328.92	0.06
Total:	1,694	$339,979,477.52	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Full	684	$124,865,823.79	36.73%
Limited	597	124,611,057.86	36.65
No Documentation	281	61,699,336.51	18.15
No Ratio	132	28,803,259.36	8.47
Total:	1,694	$339,979,477.52	100.00%

Collateral Characteristics for Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date*

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	999	$179,881,527.31	52.91%
1 - 12	593	122,427,666.97	36.01
13 - 24	69	30,322,126.64	8.92
25 - 36	6	1,078,306.16	0.32
37 - 48	12	3,659,390.11	1.08
49 - 60	1	52,920.84	0.02
61 - 72	2	312,768.49	0.09
73 - 84	4	1,256,356.32	0.37
85 - 96	5	645,898.56	0.19
97 - 108	1	230,912.06	0.07
181 - 192	1	61,450.92	0.02
205 - 216	1	50,153.14	0.01
Total:	1,694	$339,979,477.52	100.00%

LEHMAN BROTHERS	RESIDENTIAL MORTGAGE FINANCE

$197,462,000 (Approximate) STRUCTURED ASSET SECURITIES CORPORATION, SERIES 2005-9XS SENIOR/SUBORDINATE CERTIFICATES
To 10% Call
			Est. WAL (4) (yrs.)	Est. Payment Window (4)	Expected Initial C/E (5) (%)	Legal Final Maturity	Expected Ratings (6)
Class	Approx. Size ($) (1)	Coupon (2)(3)
A1(7)(9)	184,062,000	1m LIBOR +[0.30%]	2.95	06/05-04/13	7.14%	May 25, 2035	[AAA]
AIO (7)(8)	184,062,000	[5.45%]-1m LIBOR	N/A	06/05-04/10	7.14%	May 25, 2035	[AAA]
M1(7)	6,100,000	1m LIBOR + [0.45%]	5.22	06/08-04/13	4.05%	May 25, 2035	[TBD]
M2(7)	3,300,000	1m LIBOR + [0.65%]	5.21	06/08-04/13	2.38%	May 25, 2035	[TBD]
M3 (7)	2,100,000	1m LIBOR + [1.35%]	5.16	06/08-04/13	1.31%	May 25, 2035	[TBD]
B (7)	1,900,000	1m LIBOR + [2.50%]	4.28	06/08-04/12	0.35%	May 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class AIO, M1, M2, M3 and B Certificates are not being offered herein.

(1)

Class sizes are based on the April 1, 2005 collateral balance (as shown on pages 15-25) rolled forward at 25% CPR to May 1, 2005.  The actual bond sizes will be based on the May 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class AIO, Class M1, Class M2, Class M3 and Class B Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap. For the first 59 Distribution Dates, the interest rate on the Class A1 Certificates will equal the least of (1) the rate described above, (2) the Net Funds Cap and (3) 5.75%, after which it will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap.

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date after month 59 only, the margin for the Class A1 Certificates will increase to 1.50 times its initial margin subject to the Net Funds Cap; if the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class M1, Class M2,  Class M3 and Class B Certificates will increase to two times their initial margin, subject to the Net Funds Cap.

(4)

The Certificates will be priced assuming 25% CPR.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [0.68%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

The Senior Certificates are expected to be rated by two rating agencies.

(7)

The Class A1 and Class AIO Certificates are the Senior Certificates; Classes M1, M2, M3 and B are the Subordinate Certificates.

(8)

The Class AIO Certificates are interest-only certificates and will have a notional balance equal to the Class A1 Certificate balance for each period. The Class AIO Certificates are subject to a minimum interest rate of 0%. The Class AIO will have a notional balance equal to zero after the Distribution Date in April 2010 at which point it will no longer accrue interest.

(9)

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the initial fixed rate period of the hybrid ARM loans. The fifty-nine month Interest Rate Cap will have a strike rate equal to 5.45%. The Interest Rate Cap will contribute cash to cover Net Funds Cap Shortfalls and unpaid Net Funds Cap Shortfalls on the Class A1 Certificates if one-month LIBOR rises above the strike rate, subject to a maximum one-month LIBOR rate of 9.70%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

To Maturity
			Est. WAL (4) (yrs.)	Est. Payment Window (4)	Expected Initial C/E (5) (%)	Legal Final Maturity	Expected Ratings (6)
	Approx.
Class	Size ($) (1)	Coupon (2)(3)
A1(7)(9)	184,062,000	1m LIBOR +[0.30%]	3.22	06/05-08/23	7.14%	May 25, 2035	[AAA]
AIO (7)(8)	184,062,000	[5.45%]-1m LIBOR	N/A	06/05-04/10	7.14%	May 25, 2035	[AAA]
M1(7)	6,100,000	1m LIBOR + [0.45%]	5.64	06/08-09/17	4.05%	May 25, 2035	[TBD]
M2(7)	3,300,000	1m LIBOR + [0.65%]	5.49	06/08-12/15	2.38%	May 25, 2035	[TBD]
M3(7)	2,100,000	1m LIBOR + [1.35%]	5.21	06/08-03/14	1.31%	May 25, 2035	[TBD]
B (7)	1,900,000	1m LIBOR + [2.50%]	4.28	06/08-04/12	0.35%	May 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class AIO, M1, M2, M3 and B Certificates are not being offered herein.

(1)

Class sizes are based on the April 1, 2005 collateral balance (as shown on pages 15-25) rolled forward at 25% CPR to May 1, 2005.  The actual bond sizes will be based on the May 1, 2005 collateral balance (the “Cut-off Date Balance”).  Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class AIO, Class M1, Class M2, Class M3 and Class B Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap. For the first 59 Distribution Dates, the interest rate on the Class A1 Certificates will equal the least of (1) the rate described above, (2) the Net Funds Cap and (3) 5.75%, after which it will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap.

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date after month 59 only, the margin for the Class A1 Certificates will increase to 1.50 times its initial margin subject to the Net Funds Cap; if the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class M1, Class M2,  Class M3 and Class B Certificates will increase to two times their initial margin, subject to the Net Funds Cap.

(4)

The Certificates will be priced assuming 25% CPR.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [0.68%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

The Senior Certificates are expected to be rated by two rating agencies.

(7)

The Class A1 and Class AIO Certificates are the Senior Certificates; Classes M1, M2, M3 and B are the Subordinate Certificates.

(8)

The Class AIO Certificates are interest-only certificates and will have a notional balance equal to the Class A1 Certificate balance for each period. The Class AIO Certificates are subject to a minimum interest rate of 0%. The Class AIO will have a notional balance equal to zero after the Distribution Date in April 2010 at which point it will no longer accrue interest.

(9)

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the initial fixed rate period of the hybrid ARM loans. The fifty-nine month Interest Rate Cap will have a strike rate equal to 5.45%. The Interest Rate Cap will contribute cash to cover Net Funds Cap Shortfalls and unpaid Net Funds Cap Shortfalls on the Class A1 Certificates if one-month LIBOR rises above the strike rate, subject to a maximum one-month LIBOR rate of 9.70%.

Principal Payment Priorities:

A1 [AAA] 1mL + [0.30%]	Principal will be paid sequentially to the class A1, M1, M2, M3 and B certificates.

M1 [TBD] 1mL+ [0.45%]

M2 [TBD] 1mL+ [0.65%]

M3 [TBD] 1mL+ [1.35%]

B [TBD] 1mL+ [2.50%]

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates (other than the Class AIO Certificates) until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

(I)

To the Class A1 Certificates, until reduced to zero; and

(II)

Sequentially, to the Class M1, Class M2, Class M3 and Class B Certificates, until each such class is reduced to zero.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A1 Certificates as described in (I) above until the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (II) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 0.35% of the Cut-Off Date Balance.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) the percentage of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee from the Interest Remittance Amount and not reimbursed therefrom or otherwise.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Distribution Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Class A1 Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [85.73%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) approximately 0.35% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, Class M3 and Class B Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Interest Payment Priority

For the first fifty-nine Distribution Dates, the Interest Rate for the Class A1 Certificates for any Accrual Period will equal the least of (i) the rate described on pages 1 and 2, (ii) the Net Funds Cap (as defined herein) and (iii) 5.75% per annum, after which it will be equal to the lesser of (i) the rate described on pages 1 and 2 and (ii) the Net Funds Cap. The Interest Rates for Classes AIO, M1, M2, M3 and B Certificates for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein).  Interest for the Class A1 and Class AIO Certificates will be calculated on a 30/360 basis.  Interest for the Class M1, M2, M3 and B Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or May 25, 2005 in the case of the Class A1 and Class AIO Certificates, or the closing date, in the case of the Class M1, Class M2, Class M3 and Class B Certificates for the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The interest remittance amount for each Distribution Date will be allocated in the following priority:

(1)

To pay any administrative fees of the trust fund including the Servicing Fee and to reimburse the Servicer or Master Servicer for any monthly interest advances;

(2)

To pay Current Interest and then to pay Carryforward Interest on a pro rata basis to the Class A1 and Class AIO Certificates;

(3)

To pay Current Interest and then to pay Carryforward Interest to Classes M1, M2, M3 and B Certificates sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

After month 59, to the Class A1 Certificates, any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts. For the first 59 months, Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts for the Class A1 Certificates can only be covered by proceeds from the Interest Rate Cap Agreement;

(7)

To pay sequentially to the Class M1, M2, M3 and B Certificates, any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

To the Class A1 Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, M3 and B Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Interest Rate Cap

The A1 Certificates will have the benefit of an interest rate cap agreement through the distribution date of April 2010 (Month 59).  The interest rate cap agreement is intended to mitigate the interest rate risk that could result from the difference between the interest rates on the A1 Certificates and the Net Funds Cap.  The intended purpose of the Class A1 Certificates’ interest rate cap agreement is to uncap the Class A1 Certificate to 10% at 21% CPR for 59 months.

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1 Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed period of the hybrid ARM loans.  The fifty-nine month Interest Rate Cap will contribute cash to the trust in the event that one-month LIBOR rises above the strike rate of 5.45%, subject to a maximum one-month LIBOR rate of 9.70%. The Notional Balance of the Interest Rate Cap will be equal to the lesser of (a) the outstanding balance of the Class A1 Certificates and (b) the following schedule:

Distribution Date	Notional Balance for Interest Rate Cap ($)
6/25/2005	184,062,000.00
7/25/2005	180,115,982.60
8/25/2005	176,246,837.96
9/25/2005	172,453,064.10
10/25/2005	168,733,188.38
11/25/2005	165,085,766.83
12/25/2005	161,509,383.66
1/25/2006	158,002,650.69
2/25/2006	154,564,206.78
3/25/2006	151,192,717.36
4/25/2006	147,929,906.47
5/25/2006	144,755,586.69
6/25/2006	141,643,335.50
7/25/2006	138,591,940.99
8/25/2006	135,600,214.88
9/25/2006	132,666,992.05
10/25/2006	129,791,130.15
11/25/2006	126,971,509.07
12/25/2006	124,207,030.57
1/25/2007	121,496,617.82
2/25/2007	118,839,215.02
3/25/2007	116,233,786.94
4/25/2007	113,679,318.56
5/25/2007	111,174,814.66
6/25/2007	108,719,299.42
7/25/2007	106,311,816.09
8/25/2007	103,951,426.54
9/25/2007	101,637,210.98
10/25/2007	99,368,267.55
11/25/2007	97,143,711.99
12/25/2007	94,962,677.28
1/25/2008	92,824,313.33
2/25/2008	90,727,786.62
3/25/2008	88,672,279.92
4/25/2008	86,656,991.92
5/25/2008	84,681,136.95
6/25/2008	82,743,944.68
7/25/2008	81,386,356.27
8/25/2008	79,790,003.39
9/25/2008	78,224,890.33
10/25/2008	76,690,406.75
11/25/2008	75,185,954.23
12/25/2008	73,710,946.01
1/25/2009	72,264,806.81
2/25/2009	70,846,972.53
3/25/2009	69,456,890.13
4/25/2009	68,094,017.33
5/25/2009	66,757,822.45
6/25/2009	65,447,784.16
7/25/2009	64,163,391.34
8/25/2009	62,904,142.82
9/25/2009	61,669,547.23
10/25/2009	60,459,122.77
11/25/2009	59,272,397.05
12/25/2009	58,108,906.92
1/25/2010	56,968,198.25
2/25/2010	55,849,825.76
3/25/2010	54,753,352.91
4/25/2010	53,678,351.63

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such Distribution Date over the strike rate (subject to a maximum one-month LIBOR rate of 9.70%), (b) 30 divided by 360 and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1 Certificates.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class M1, Class M2, Class M3 and Class B Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the Class A1 and AIO Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described in the tables on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (or, in the case of the Class A1 Certificates during the first 59 periods, 5.75%) (such excess, a “Net Funds Cap Shortfall”), all Classes except Class A1 will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfalls, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions. The Class A1 Certificates, only after month 59, will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfalls, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  For the first 59 periods, for the Class A1 Certificates, Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfalls, plus interest thereon may only be covered by proceeds from the Interest Rate Cap Agreement. The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class B Certificates, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A1 Certificates.  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date after month 59 only, the margin for the Class A1 Certificates will increase to 1.50 times its initial margin, subject to the Net Funds Cap; if the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the margin for the Class M1, Class M2, Class M3 and Class B Certificates will increase to two times their initial margin, in each case subject to the Net Funds Cap.

Origination and Servicing

All of the Mortgage Loans were originated by Aurora.  99.89% of the Mortgage Loans are serviced by Aurora.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2, Class M3 and Class B Certificates. The Class M2 Certificates will be senior in right of priority to the Class M3 and Class B Certificates. The Class M3 Certificates will be senior in right of priority to the Class B Certificates. If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class B Certificates, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A1 Certificates have been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

The “Overcollateralization Target” for any Distribution Date (i) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, is equal to approximately 0.35% of the Cut-Off Date Balance and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, is equal to 0.70% of the Pool Balance for such Distribution Date, subject to a floor of 0.35% of the Cut-Off Date loan principal balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [50%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date	Loss Percentage
June 2008 through May 2009	[0.75%]
June 2009 through May 2010	[1.25%]
June 2010 through May 2011	[1.50%]
June 2011 through May 2012	[1.65%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Other Considerations

This term sheet solely describes one group of senior certificates and its related mortgage pool of hybrid adjustable rate mortgage loans in the 2005-9XS securitization; however, such securitization transaction will also involve a second group of senior certificates and its related mortgage pool of fixed rate mortgage loans.  Payments of principal and interest on each group of senior certificates will be based primarily on collections from its related mortgage pool; however, if the aggregate principal amount of one group of senior certificates has been reduced to zero, collections from the unrelated group of mortgage loans will be available to pay interest and principal on the remaining group of senior certificates before any such distributions are made to the subordinate classes of certificates.  Likewise, any excess interest generated by either mortgage pool will be available to pay principal on the senior certificates of either group (on a pro rata basis) in order to achieve overcollateralization targets (which are determined on an aggregate rather than pool-by-pool basis). Distributions of principal and interest on the subordinate classes of certificates will be based on collections from both mortgage pools.  Realized losses on the mortgage loans of either pool, to the extent not absorbed by excess interest and overcollateralization, will be applied against the subordinate certificates in inverse order of priority until such classes are reduced to zero, and then against the senior certificates of both groups (on a pro rata basis).

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320
	David Rashty	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

MBS Syndicate	Daniel Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

Summary of Terms
Issuer:	Structured Asset Securities Corporation 2005-9XS
Depositor:	Structured Asset Securities Corporation
Trustee:	Citibank, N.A..
Master Servicer:	Aurora Loan Services Inc.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in June 2005.
Statistical Cut-Off Date:	April 1, 2005
Cut-Off Date:	May 1, 2005
Expected Closing Date:	May 31, 2005
Expected Settlement Date:	May 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 day delay
Dated Date:	Class A1 and AIO: 5/25/2005; Class M1, Class M2, Class M3 and Class B: 5/31/2005
First Distribution Date:	June 27, 2005
Day Count:	30/360 for the Class A1 and AIO Certificates; actual/360 for the Class M1, Class M2, Class M3 and Class B Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, M3 and B Certificates.
SMMEA Eligibility:	All classes, other than the Class M2, Class M3 and Class B Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

SASCO 2005-9XS Collateral Summary for Pool 2*

Total Number of Loans	1,096	Occupancy Status
Total Outstanding Loan Balance	$202,280,950	Primary Home	57.2%
Average Loan Principal Balance	$184,563	Investment	36.1%
Prepayment Penalty	56.13%	Second Home	6.7%
Weighted Average Coupon	6.514%
Weighted Average Original Term (mo.)	360
Weighted Average Remaining Term (mo.) (1)	359	Geographic Distribution
Weighted Average Loan Age (mo.) (1)	1	(Other states account individually for less than
Non-Zero Weighted Average Original LTV	77.54%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	0.30%	CA	12.9%
Non-Zero Weighted Average FICO	699	AZ	12.1%
		WA	11.2%
Prepayment Penalty (years)		FL	10.0%
None	43.9%	TX	6.0%
0.001 - 1.000	0.8%	CO	5.8%
1.001 - 2.000	3.8%
2.001 - 3.000	51.5%	Lien Position
		First	100.0%

*    The Mortgage Loan collateral tables shown have a Statistical Cut-Off Date of April 1, 2005.

(1)  The Weighted Average Original Term and Weighted Average Remaining Term are shown as of May 1, 2005.

Collateral Characteristics for Pool 2
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
0.01 - 50,000.00	14	$601,821.57	0.30%	8.052%	100.00%	722	95.94%	28.49%
50,000.01 - 100,000.00	158	12,392,695.03	6.13	6.960	100.00	722	94.39	50.44
100,000.01 - 150,000.00	334	42,524,216.93	21.02	6.500	100.00	709	92.34	46.24
150,000.01 - 200,000.00	264	45,635,200.48	22.56	6.410	100.00	707	90.74	40.99
200,000.01 - 250,000.00	117	26,223,611.95	12.96	6.362	100.00	701	88.96	32.01
250,000.01 - 300,000.00	96	26,716,185.40	13.21	6.421	100.00	695	86.67	25.80
300,000.01 - 350,000.00	46	15,082,644.53	7.46	6.454	100.00	687	88.31	22.04
350,000.01 - 400,000.00	26	9,550,021.00	4.72	6.325	100.00	675	87.94	11.58
400,000.01 - 450,000.00	10	4,236,728.70	2.09	6.733	100.00	657	78.13	19.40
450,000.01 - 500,000.00	9	4,309,030.71	2.13	6.992	100.00	701	87.14	11.42
500,000.01 - 550,000.00	4	2,092,830.05	1.03	6.079	100.00	679	91.29	24.72
550,000.01 - 600,000.00	8	4,637,787.72	2.29	7.045	100.00	685	84.44	0.00
600,000.01 - 650,000.00	3	1,888,176.40	0.93	6.536	100.00	666	86.52	32.62
650,000.01 - 700,000.00	1	675,000.00	0.33	6.625	100.00	682	79.88	0.00
750,000.01 - 800,000.00	1	800,000.00	0.40	6.750	100.00	695	99.60	0.00
850,000.01 - 900,000.00	2	1,780,000.00	0.88	6.933	100.00	639	73.85	50.56
950,000.01 - 1,000,000.00	2	1,980,000.00	0.98	6.881	100.00	665	72.30	0.00
1,000,000.01 - 1,250,000.00	1	1,155,000.00	0.57	8.000	100.00	702	70.00	0.00
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

$23,000

Maximum:

$1,155,000

Average:

$184,563

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
301 - 360	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Purchase	836	$143,823,303.69	71.10%	6.579%	100.00%	709	93.54%	37.69%
Cash Out Refinance	163	40,684,072.56	20.11	6.429	100.00	671	76.15	20.09
Rate/Term Refinance	97	17,773,574.22	8.79	6.178	100.00	684	84.73	30.86
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Primary Home	521	$115,651,070.28	57.17%	6.296%	100.00%	682	86.76%	26.20%
Investment	504	73,052,804.89	36.11	6.823	100.00	726	92.76	46.79
Second Home	71	13,577,075.30	6.71	6.711	100.00	709	91.86	24.87
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
CA	84	$26,149,939.70	12.93%	6.363%	100.00%	681	80.60%	17.59%
AZ	156	24,403,194.76	12.06	6.487	100.00	714	93.18	43.36
WA	118	22,748,920.26	11.25	6.175	100.00	695	88.39	39.43
FL	120	20,196,472.66	9.98	6.731	100.00	703	89.16	18.51
TX	97	12,096,924.19	5.98	6.807	100.00	704	94.95	29.68
CO	58	11,709,782.92	5.79	6.322	100.00	695	93.64	39.54
OR	55	8,676,606.99	4.29	6.310	100.00	711	90.82	43.05
NV	34	7,251,803.17	3.59	6.577	100.00	687	88.64	35.40
UT	46	6,814,772.19	3.37	6.648	100.00	717	95.56	52.91
MD	37	6,703,870.33	3.31	6.543	100.00	701	93.66	34.82
Other	291	55,528,663.30	27.45	6.637	100.00	699	88.40	35.13
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Cut-off Date.

Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
241 - 360	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
10.001 - 20.000	1	$250,000.00	0.12%	5.750%	100.00%	667	14.71%	0.00%
30.001 - 40.000	5	1,009,879.60	0.50	6.141	100.00	694	36.19	17.33
40.001 - 50.000	5	623,500.00	0.31	6.352	100.00	694	43.74	0.00
50.001 - 60.000	27	6,940,054.59	3.43	6.111	100.00	660	57.04	17.36
60.001 - 70.000	72	15,944,939.25	7.88	6.383	100.00	687	77.51	13.46
70.001 - 80.000	969	174,499,285.23	86.27	6.539	100.00	703	92.17	35.96
80.001 - 90.000	12	2,016,463.66	1.00	6.676	100.00	663	88.71	67.30
90.001 - 100.000	5	996,828.14	0.49	7.380	100.00	695	95.00	21.82
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

14.710%

Maximum:

95.000%

Weighted Average:

77.539%

Collateral Characteristics for Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
601 - 620	7	$1,937,800.00	0.96%	6.905%	100.00%	618	71.43%	44.08%
621 - 640	63	15,279,952.18	7.55	6.438	100.00	631	80.99	44.92
641 - 660	117	27,036,413.05	13.37	6.515	100.00	650	82.94	31.74
661 - 680	156	29,721,333.37	14.69	6.352	100.00	670	88.80	35.01
681 - 700	195	35,498,295.79	17.55	6.401	100.00	690	91.88	21.41
701 - 720	150	26,752,076.98	13.23	6.626	100.00	710	90.83	26.03
721 - 740	139	24,612,636.68	12.17	6.605	100.00	730	91.78	25.09
741 - 760	121	19,201,399.12	9.49	6.691	100.00	750	93.63	48.89
761 - 780	87	13,529,844.71	6.69	6.576	100.00	769	93.81	42.16
781 - 800	49	7,113,838.59	3.52	6.490	100.00	789	90.09	58.15
801 - 820	11	1,391,760.00	0.69	6.484	100.00	806	87.87	70.66
821 - 840	1	205,600.00	0.10	6.250	100.00	830	90.00	100.00
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

611

Maximum:

830

Weighted Average:

699

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Single Family	576	$104,717,122.06	51.77%	6.454%	100.00%	694	87.57%	33.56%
PUD	289	54,830,478.94	27.11	6.480	100.00	699	90.46	33.31
2 Family	75	14,094,814.57	6.97	6.682	100.00	706	89.94	32.58
Condo	87	13,464,992.77	6.66	6.655	100.00	704	91.52	31.90
4 Family	51	10,586,413.43	5.23	6.790	100.00	735	95.72	47.07
3 Family	18	4,587,128.70	2.27	6.724	100.00	721	90.04	12.71
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Prepayment Penalty Term in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
0.000	446	$88,746,467.03	43.87%	6.600%	100.00%	693	88.76%	30.08%
0.500	4	708,370.48	0.35	6.500	100.00	652	85.07	46.08
0.583	1	227,200.00	0.11	5.750	100.00	684	100.00	100.00
1.000	3	737,650.00	0.36	6.310	100.00	729	90.58	64.21
2.000	34	7,586,347.51	3.75	6.678	100.00	706	88.16	38.27
3.000	608	104,274,915.45	51.55	6.432	100.00	704	89.77	35.71
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
Limited Documentation	473	$96,206,978.25	47.56%	6.530%	100.00%	697	88.96%	0.00%
Full Documentation	428	67,858,615.88	33.55	6.376	100.00	704	93.74	100.00
No Documentation	141	27,759,291.58	13.72	6.654	100.00	697	78.56	0.00
No Ratio Documentation	54	10,456,064.76	5.17	6.891	100.00	702	91.43	0.00
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
4.50001 - 5.00000	2	$472,600.00	0.23%	5.000%	100.00%	701	80.95%	39.70%
5.00001 - 5.50000	38	8,494,172.01	4.20	5.422	100.00	700	84.36	24.62
5.50001 - 6.00000	258	49,371,164.60	24.41	5.827	100.00	691	86.87	41.02
6.00001 - 6.50000	345	65,027,671.31	32.15	6.338	100.00	700	89.30	34.81
6.50001 - 7.00000	243	43,919,488.66	21.71	6.797	100.00	706	91.60	37.17
7.00001 - 7.50000	100	17,244,001.77	8.52	7.370	100.00	703	91.47	23.95
7.50001 - 8.00000	61	9,556,650.01	4.72	7.827	100.00	698	89.48	21.25
8.00001 - 8.50000	40	6,918,702.11	3.42	8.357	100.00	701	91.66	3.06
8.50001 - 9.00000	9	1,276,500.00	0.63	8.752	100.00	724	91.44	0.00
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

5.000%

Maximum:

8.875%

Weighted Average:

6.514%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
2.001 - 2.500	5	$1,036,762.04	0.51%	6.518%	100.00%	709	98.65%	28.16%
2.501 - 3.000	1,045	192,819,709.38	95.32	6.524	100.00	699	89.30	33.48
3.001 - 3.500	2	220,884.00	0.11	6.136	100.00	746	80.00	100.00
3.501 - 4.000	2	264,430.00	0.13	6.500	100.00	738	80.00	45.35
4.501 - 5.000	40	7,591,709.08	3.75	6.275	100.00	696	88.09	33.44
5.501 - 6.000	2	347,455.97	0.17	6.249	100.00	672	81.83	40.19
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

2.250%

Maximum:

6.000%

Weighted Average:

2.840%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
2.000	927	$165,464,435.35	81.80%	6.512%	100.00%	701	89.59%	34.28%
3.000	1	207,811.97	0.10	6.500	100.00	673	72.98	0.00
5.000	4	485,314.00	0.24	6.334	100.00	742	80.00	70.22
6.000	164	36,123,389.15	17.86	6.524	100.00	693	88.01	29.90
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

2.000%

Maximum:

6.000%

Weighted Average:

2.723%

Collateral Characteristics Pool 2 (Continued)
Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
1.000	5	$693,125.97	0.34%	6.384%	100.00%	721	77.89%	49.17%
2.000	1,091	201,587,824.50	99.66	6.514	100.00	699	89.31	33.49
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

1.000%

Maximum:

2.000%

Weighted Average:

1.997%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original Full CLTV (%)	Full Doc (%)
10.501 - 11.000	3	$579,700.00	0.29%	5.139%	100.00%	712	80.78%	50.84%
11.001 - 11.500	41	8,872,386.01	4.39	5.468	100.00	701	84.17	26.21
11.501 - 12.000	257	49,264,064.60	24.35	5.827	100.00	691	86.88	40.89
12.001 - 12.500	342	64,649,457.31	31.96	6.337	100.00	699	89.35	34.65
12.501 - 13.000	243	43,919,488.66	21.71	6.797	100.00	706	91.60	37.17
13.001 - 13.500	100	17,244,001.77	8.52	7.370	100.00	703	91.47	23.95
13.501 - 14.000	61	9,556,650.01	4.72	7.827	100.00	698	89.48	21.25
14.001 - 14.500	40	6,918,702.11	3.42	8.357	100.00	701	91.66	3.06
14.501 - 15.000	9	1,276,500.00	0.63	8.752	100.00	724	91.44	0.00
Total:	1,096	$202,280,950.47	100.00%	6.514%	100.00%	699	89.27%	33.55%

Minimum:

10.750%

Maximum:

14.875%

Weighted Average:

12.511%